SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 9, 2009


                              ENTECH  SOLAR, INC.
                              -------------------
               (Exact Name of Registrant as specified in charter)


  Delaware                          0-16936                        33-0123045
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(State or other jurisdiction       (Commission                  (IRS Employer
   of incorporation)                File Number)             Identification No.)



    13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas        76177
-------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code:   817/ 379-0100


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 9, 2009, Entech Solar, Inc. (the "Company") issued a press release (the "Press Release") announcing its results of operations and financial condition for the third quarter ended September 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item
2.02 by this reference.

     The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1     Press Release dated November 9, 2009.

                                   ----------
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:    /s/ Sandra J. Martin
     -----------------------------------
           Sandra J. Martin
           Chief Financial Officer


Dated:     November 9, 2009

                                                                  EXHIBIT 99.1



[ENTECH SOLAR, INC. LOGO -- GRAPHIC OMITED]



               ENTECH SOLAR ANNOUNCES 2009 THIRD QUARTER RESULTS

FORT WORTH, TX - November 9, 2009 - Entech Solar, Inc. (OTC BB: ENSL.OB) (the "Company" or "Entech Solar"), with plans to become a leading developer of renewable energy technologies, today announced its financial results for the quarter ended September 30, 2009.

THIRD  QUARTER  OPERATIONAL  HIGHLIGHTS

- ThermaVolt II: The Company completed the assembly and test of multiple working modules using its proprietary concentrating photovoltaic (PV) and thermal technology, and has started the next crucial phase in the product's development - design-verification-testing (DVT). DVT allows Entech Solar's engineers and scientists to test and validate the performance and quality of the modules prior to the commencement of independent third-party product certification. ThermaVolt II modules, which produce both electricity and hot water, have the same length and width dimensions (form factor) as industry-standard PV modules.

- SolarVolt II: Entech Solar announced plans to develop an electricity-only concentrating photovoltaic solar module. With a form factor similar to the ThermaVolt II module, this Concentrated Power Product (CPP) offers customers large-scale utility solutions.

- Tubular Skylight Lighting Solution: The Company completed the critical design review of its patented lighting solution product and the development of its go-to-market commercialization strategy. Product certification has started with independent third-party testing laboratories. The Company plans to begin selling this product in early 2010 with an initial launch in North Texas.


"I am pleased to update investors on Entech Solar's product development progress. We received positive comments on our ThermaVolt II prototype module that was recently on exhibit at Solar Power International, North America's largest solar industry conference in Anaheim, California," said Dr. Frank Smith, Chief Executive Officer.

"We continue to advance our products through critical development and gate reviews. We expect ThermaVolt II to offer a compelling value proposition to the multi-billion dollar U.S. combined heat and power market with its dual output of electricity and thermal energy, standard manufacturing and competitive price point. The Company's strategic goal is to be a leading developer of renewable energy technologies for the commercial, industrial and utility markets."

FINANCIAL  RESULTS

As the Company completes its transition from the flat-plate solar installation business, revenues for the 2009 third quarter amounted to $75 thousand, compared with $6.5 million reported in the third quarter last year. The Company recorded a gross profit for the quarter ended September 30, 2009 of $3 thousand, versus a gross loss of $2.3 million in the prior-year period. The Company's net loss attributable to common shareholders for the third quarter of 2009 was $4.7 million, or $(0.02) per share, versus a comparable loss of $7.4 million, or $(0.03) per share in the third quarter of 2008.

As of September 30, 2009, the Company's cash and cash equivalents totaled $4.8 million, $2 million of which was provided by a related party loan from The
Quercus Trust. This loan will be repaid upon completion of the previously announced rights offering.

CONFERENCE  CALL
Entech Solar will host a conference call at 10:00 a.m. Eastern on November 9, 2009 for the quarter ended September 30, 2009. During the call, Frank W. Smith, Chief Executive Officer, and Sandy J. Martin, Chief Financial Officer, will review the Company's operations, business and financial matters. The telephone number for the conference call is 800-435-1261 domestically and 617-614-4076 internationally, with conference ID #69649664. A live webcast of the call will also be available on the company's website, www.entechsolar.com.
                                                   -------------------

The webcast will be archived on the site, and investors will be able to access an encore recording of the conference call for thirty days by calling 888-286-8010 domestically or 617-801-6888 internationally, with conference ID #21627169. The encore recording will be available two hours after the conference call has concluded.

ABOUT  ENTECH  SOLAR
Entech Solar, Inc. is a leading developer of renewable energy technologies for the commercial, industrial and utility markets. Entech designs concentrating solar modules that provide both electricity and thermal energy as part of its ThermaVolt product line and electricity-only as part of the SolarVolt product line. The Company also develops a state-of-the-art tubular skylight that provides superior light output and optical efficiency for the commercial and industrial green buildings initiatives. For more information, please visit www.entechsolar.com.
-------------------

FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of Section 21-E of the Securities Exchange Act of 1934. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-K and its quarterly reports on Form 10-Q both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

ENTECH  SOLAR  MEDIA  &  INVESTOR  RELATIONS  CONTACT:
Jessica  Bloomgarden
917-284-6397
jbloomgarden@entechsolar.com
----------------------------

                             -- Tables to Follow --

                      ENTECH SOLAR, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          Three Months Ended September 30,        Nine Months Ended September 30,
                                                         ----------------------------------      --------------------------------
                                                              2009                2008              2009                 2008
                                                         ----------------------------------      --------------------------------
Revenues:
    Contract                                             $     49            $   6,470           $  1,296            $  22,295
    Equipment & Services                                       26                    -                170                    -
    Related party                                               -                    -                597                  775
    Related party - Former Chairman                             -                    -                125                    -
                                                         ------------        ------------        ------------        ------------
        Total                                                  75                6,470              2,188               23,070
                                                         ------------        ------------        ------------        ------------

Cost of Revenues:
    Contract                                                   35                8,768                862               29,922
    Equipment & Services                                       37                    -                 59                    -
    Related party                                               -                    -                601                  673
    Related party - Former Chairman                             -                    -                142                    -
Manufacturing operations impairment                             -                    -              6,968                    -
                                                         ------------        -----------         ------------        ------------
        Total                                                  72                8,768              8,632               30,595
                                                         ------------        -----------         ------------        ------------
Gross Profit (Loss):
    Contract                                                   14               (2,298)               434               (7,627)
    Equipment & Services                                      (11)                   -                111                    -
    Related party                                               -                    -                 (4)                 102
    Related party - Former Chairman                             -                    -                (17)                   -
Manufacturing operations impairment                             -                    -             (6,968)                   -
                                                         ------------        -----------         -----------         ------------
        Total                                                   3               (2,298)            (6,444)              (7,525)
                                                         ------------        -----------         -----------         ------------

Operating Expenses:
    Selling, general and administrative expenses            2,516                4,308             12,983               13,801
    Depreciation and amortization                             719                  778              2,179                2,027
    Research and development expenses                       1,653                   43              3,828                  140
                                                         ------------        -----------         -----------         -----------
        Total Operating Expenses                            4,888                5,129             18,990               15,968
                                                         ------------        -----------         -----------         -----------
Loss from Operations                                       (4,885)              (7,427)           (25,434)             (23,493)
                                                         ------------        -----------         -----------         -----------

Other income (expense)
    Beneficial conversion and warrant amortization              -                    -                  -                  (50)
    Interest income                                             -                   30                 78                  392
    Interest expense                                           (9)                   -                 (9)                   -
    Other income (expense)                                     99                    -                103                    -
                                                         ------------        -----------         -----------         ------------
        Total other income (expense), net                      90                   30                172                  342
                                                         ------------        -----------         -----------         ------------
Net Loss                                                   (4,795)              (7,397)           (25,262)             (23,151)
   Net Loss attributable to noncontrolling interest            58                    -                254                    -
                                                         ------------        -----------         -----------         ------------
Net Loss attributable to Entech Solar, Inc.                (4,737)              (7,397)           (25,008)             (23,151)

   Accretion of preferred stock dividends - Series C            -                   (9)                 -                  (18)
   Preferred stock dividends - Series F                         -                    -                  -              (15,512)
                                                         ------------        -----------         -----------         ------------
Net Loss attributable to Entech Solar, Inc.
        Common Shareholders                              $ (4,737)           $  (7,406)          $(25,008)           $ (38,681)
                                                         ============        ===========         ===========         ============

Net Loss attributable to Entech Solar, Inc.
   per Common Share (Basic and Diluted)                  $  (0.02)           $   (0.03)          $  (0.11)           $   (0.19)
                                                         ============        ===========         ===========         ============

Weighted Average Common Shares Outstanding used in
    Per Share Calculation (Basic and Diluted)             239,127              235,044            238,144              206,415
                                                         ============        ===========         ===========         ============


                      ENTECH SOLAR, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 30, 2009 AND DECEMBER 31, 2008
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                  September 30, 2009             December 31, 2008
                                                                                  --------------------           -----------------
                                                                                      (UNAUDITED)                        *
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                                      $   4,795                     $  12,169
     Accounts receivable - trade (net of allowance of $152 and $155
          at September  30, 2009 and December 31, 2008, respectively)                     252                         1,971
     Rebates receivable                                                                     -                           115
     Inventory (net of reserve of $2,632 and $1,112 at September 30, 2009
          and December 31, 2008, respectively)                                            573                         3,664
     Costs and estimated earnings/losses in excess of billings                             35                         2,613
     Escrow funds relating to contract performance                                         50                         1,339
     Prepaid expenses and deposits                                                        314                           964
                                                                                   -----------                    ----------
            TOTAL CURRENT ASSETS                                                        6,019                        22,835

ADVANCES ON MACHINERY AND EQUIPMENT                                                         -                         2,285

PROPERTY AND EQUIPMENT, NET                                                             3,075                         5,969

INTANGIBLE AND OTHER ASSETS
     Other intangible assets, net                                                      21,183                        23,058
     Goodwill                                                                          23,837                        23,837
     Other deposits                                                                       145                           153
                                                                                    ----------                    ----------
TOTAL ASSETS                                                                        $  54,259                     $  78,137
                                                                                    ==========                    ==========


LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                                          $   2,723                     $   4,076
     Note Payable - related party                                                       2,000                             -
     Customer deposits - related party                                                      -                         1,023
     Renewable Energy Credit guarantee liability, current portion                          29                            60
     Series D Preferred Stock Warrants                                                  1,394                         1,394
     Billings in excess of costs and estimated earnings/losses                             94                           760
                                                                                   -----------                   -----------
          TOTAL CURRENT LIABILITIES                                                     6,240                         7,313

     Renewable Energy Credit guarantee liability, net of current portion                  180                           180
                                                                                   -----------                   -----------
          TOTAL LIABILITIES                                                            6,420                          7,493
                                                                                   -----------                   -----------
CONVERTIBLE REDEEMABLE PREFERRED STOCK
     Series C convertible redeemable preferred stock                                       -                            170
     Series D convertible redeemable preferred stock                                  11,180                         11,180
                                                                                   -----------                   -----------
          TOTAL CONVERTIBLE REDEEMABLE PREFERRED STOCK                                11,180                         11,350
                                                                                   -----------                   -----------

STOCKHOLDERS' EQUITY
     Preferred stock convertible $.01 par value authorized
          10,000,000; 5,503,968 issued and outstanding:
          Series B 7%- 611,111 shares liquidation preference $550,000                      6                              6
     Common stock, $.001 par value; authorized 610,000,000
          239,486,729 and 236,420,779 issued at September 30, 2009 and
          December 31, 2008, respectively; 239,458,861 and 236,392,911 shares outstanding at September 30, 2009 and
          December 31, 2008, respectively                                                239                            236
     Additional paid-in capital                                                      170,433                        167,979
     Accumulated deficit                                                            (133,896)                      (108,888)
     Treasury stock, 27,868 shares, at cost, as of September 30, 2009 and
          December 31, 2008, respectively                                                (39)                           (39)
     Noncontrolling Interest                                                             (84)                             -
                                                                                   -----------                    -----------
          TOTAL STOCKHOLDERS' EQUITY                                                  36,659                         59,294
                                                                                   -----------                    -----------

TOTAL LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK
      AND STOCKHOLDERS' EQUITY                                                    $   54,259                       $ 78,137
                                                                                  ============                    ===========
* Derived from audited financial information
